FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT, dated as of January 10, 2001 (this "Amendment"), to the Existing Credit Agreement (as defined below) is among OUTSOURCING SOLUTIONS INC., a Delaware corporation (the "Borrower") and each of the Lenders (such capitalized term and other capitalized terms used in the recitals below to have the meanings set forth in Part I) party hereto.



                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower, the Lenders, DLJ Capital Funding, Inc., as the Syndication Agent, the Lead Arranger and the Sole Book Running Manger, Harris Trust and Savings Bank, as the Documentation Agent, and Fleet National Bank, as the Administrative Agent are parties to a Credit Agreement, dated as of November 30, 1999 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below (the Existing Credit Agreement, as amended by this Amendment, being referred to as the "Credit Agreement");

     NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



                                     PART I
                                   DEFINITIONS

     SUBPART I.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Amendment" is defined in the preamble.

     "Credit Agreement" is defined in the second recital.

     "Existing Credit Agreement" is defined in the first recital.

     "First Amendment Effective Date" is defined in Subpart 3.1.

     SUBPART I.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.



                                     PART II
                                AMENDMENTS TO THE
                            EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part.

     SUBPART II.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended as set forth in Subpart 2.1.1.

     SUBPART II.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating clause (b) of the definition of "Indebtedness" in its entirety to read as follows:

     (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (excluding letters of credit issued in favor of a Person that has provided a surety bond or performance bond for the benefit of the Borrower or a Subsidiary Guarantor), whether or not drawn, and banker's acceptances issued for the account of such person;

     SUBPART II.2. Amendment to Article VII. Clause (m) of Section 7.2.5 of the Existing Credit Agreement is hereby amended by deleting the reference to "$15,000,000" appearing in such clause and inserting "$20,000,000" in its place.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

     SUBPART III.1. Effective Date and Conditions. This Amendment (and the amendments and modifications contained herein) shall become effective as of the date first set forth above (the "First Amendment Effective Date") when the conditions set forth in this Part have been satisfied.

     SUBPART III.1.1. Execution of Counterparts. The Syndication Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and the Required Lenders.

     SUBPART III.1.2. Affirmation and Consent. The Syndication Agent shall have received counterparts of an Affirmation and Consent, dated as of the First
Amendment Effective Date, and in form and substance satisfactory to the Syndication Agent, duly executed and delivered by each OSI Shareholder and each Obligor other than the Borrower.

     SUBPART III.1.3. Costs and Expenses, etc. The Syndication Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3 of the Credit Agreement, if then invoiced.

     SUBPART III.1.4. Amendment Fee. The Syndication Agent shall have received for the account of each Lender (that has delivered its signature page in a manner and before the time set forth below), an amendment fee in an amount equal to 5 basis points on the sum of (i) such Lender's RL Percentage multiplied by the Revolving Loan Commitment Amount plus (ii) the outstanding principal amount of Term Loans owing to such Lender, but payable only to each such Lender that has delivered (including by way of facsimile) its executed signature page to this Amendment to the attention of Mr. Gregory D. Ruback at Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, facsimile number 212-262-1910 at or prior to 5:00 p.m. (New York time) on January 10, 2001.

     SUBPART III.1.5. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Syndication Agent and its counsel. The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel reasonably request. All legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Syndication Agent and its counsel.



                                     PART IV
                            MISCELLANEOUS PROVISIONS

     SUBPART IV.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART IV.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

     SUBPART IV.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns.

     SUBPART IV.4. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

     SUBPART IV.5. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

     SUBPART IV.6. Execution in Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

     SUBPART IV.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment the Borrower hereby represents and warrants to the Lenders that both before and after giving effect to this Amendment, all of the statements set forth in Section 5.2.1 of the Existing Credit Agreement are true and correct.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the date first above written.

                                            OUTSOURCING SOLUTIONS INC.


                                            By:/s/ Timothy G. Beffa
                                               ---------------------------------
                                               Title: President &
                                                      Chief Executive Officer


                                            CREDIT SUISSE FIRST BOSTON


                                            By:/s/ David L. Sawyer
                                               ---------------------------------
                                               Title: Vice President


                                            By:/s/ Lalita Advani
                                               ---------------------------------
                                               Title: Assistant Vice President


                                            FLEET NATIONAL BANK


                                            By:
                                               ---------------------------------
                                               Title:


                                            HARRIS TRUST AND SAVINGS BANK


                                            By:/s/ Donald J. Buse
                                               ---------------------------------
                                               Title: Managing Director


                                            BANK OF AMERICA, N.A.


                                            By:/s/
                                               ---------------------------------
                                               Title: Senior Vice President


                                            BANK ONE , NA (FORMERLY KNOWN AS THE
                                            FIRST NATIONAL BANK OF CHICAGO)


                                            By:/s/
                                               ---------------------------------
                                               Title: Vice President


                                            THE CHASE MANHATTAN BANK


                                            By:/s/ William J. Caggiano
                                               ---------------------------------
                                               Title: Managing Director


                                            DRESDNER BANK AG, NEW YORK
                                              & GRAND CAYMAN BRANCHES


                                            By:/s/
                                               ---------------------------------
                                               Title: Vice President


                                            By:/s/
                                               ---------------------------------
                                               Title: Vice President


                                            LASALLE BANK NATIONAL ASSOCIATION


                                            By:/s/ Brian Peterson
                                               ---------------------------------
                                               Title: Vice President


                                            WACHOVIA BANK, N.A.


                                            By:/s/
                                               ---------------------------------
                                               Title: Senior Vice President


                                            WELLS FARGO BANK, N.A.


                                            By:/s/
                                               ---------------------------------
                                               Title: Vice President


                                            AG CAPITAL FUNDING PARTNERS, L.P.
                                            By Angelo, Gordon & Co., L.P. as
                                            Investment Advisor


                                            By:/s/ John W. Fraser
                                               ---------------------------------
                                               Title: Managing Director


                                            ARCHIMEDES FUNDING III, LTD.
                                            By ING Capital Advisors LLC,
                                            as Collateral Manager


                                            By:/s/ Steven Gorski
                                               ---------------------------------
                                               Title: Vice President &
                                                      Senior Credit Analyst


                                            BALANCED HIGH YIELD FUND II


                                            By:/s/ John J. D'Angelo
                                               ---------------------------------
                                               Title: Vice President
                                                      Asset Management


                                            COLUMBUS LOAN FUNDING LTD.,
                                            By Travelers Asset Management
                                            InternationaL Company LLC


                                            By:/s/ John W. Petchler
                                               ---------------------------------
                                               Title: Second Vice President


                                            FIRST DOMINION FUNDING I


                                            By:
                                               ---------------------------------
                                               Title:


                                            FIRST DOMINION FUNDING II


                                            By:
                                               ---------------------------------
                                               Title:


                                            FIRST DOMINION FUNDING III


                                            By:
                                               ---------------------------------
                                               Title:


                                            FRANKLIN FLOATING RATE TRUST


                                            By:/s/ Chauncey Lufkin
                                               ---------------------------------
                                               Title: Vice President


                                            HELLER FINANCIAL


                                            By:/s/
                                               ---------------------------------
                                               Title:


                                            KEMPER FLOATING RATE FUND


                                            By:/s/
                                               ---------------------------------
                                               Title: Managing Director


                                            KZH ING-2 LLC


                                            By:/s/ Nicholas Lucente
                                               ---------------------------------
                                               Title: Authorized Agent


                                            KZH RIVERSIDE LLC


                                            By:/s/ Nicholas Lucente
                                               ---------------------------------
                                               Title: Authorized Agent


                                            KZH SHOSHONE LLC


                                            By:/s/ Nicholas Lucente
                                               ---------------------------------
                                               Title: Authorized Agent


                                            KZH STERLING LLC


                                            By:/s/ Nicholas Lucente
                                               ---------------------------------
                                               Title: Authorized Agent


                                            LIBERTY STEIN ROE ADVISOR FLOATING
                                            RATE ADVANTAGE FUND,
                                            By Stein Roe & Farnham Incorporated,
                                            As Advisor


                                            By:
                                               ---------------------------------
                                               Title:


                                            MAPLE WOOD (CAYMAN) LIMITED


                                            By:/s/ Maryann McCarthy
                                               ---------------------------------
                                               Title: Managing Director

                                            MASS MUTUAL LIFE INSURANCE


                                            By:/s/ Maryann McCarthy
                                               ---------------------------------
                                               Title: Managing Director


                                            MERRILL LYNCH GLOBAL INVESTMENT
                                            SERIES: INCOME STRATEGIES PORTFOLIO


                                            By:/s/ Anthony Heyman
                                               ---------------------------------
                                               Title: Authorized Signatory


                                            MERRILL LYNCH SENIOR FLOATING
                                            RATE FUND, INC.


                                            By:/s/ Anthony Heyman
                                               ---------------------------------
                                               Title: Authorized Signatory


                                            MORGAN STANLEY DEAN WITTER PRIME
                                            INCOME TRUST


                                            By:
                                               ---------------------------------
                                               Title:


                                            MUIRFIELD TRADING


                                            By:
                                               ---------------------------------
                                               Title:


                                            NORTHWOODS CAPITAL II, LIMITED
                                            By Angelo, Gordon & Co., L.P. as
                                            Collateral Manager


                                            By:/s/ John W. Fraser
                                               ---------------------------------
                                               Title: Managing Director


                                            OLYMPIC FUNDING TRUST, SERIES 1999-1


                                            By:
                                               ---------------------------------
                                               Title:


                                            PILGRIM AMERICA HIGH INCOME
                                            INVESTMENTS By ING Pilgrim
                                            Investments, Inc. as its investment
                                            manager


                                            By:/s/ Jason Groom
                                               ---------------------------------
                                               Title: Vice President


                                            PILGRIM CLO 1999-1 LTD.,
                                            By Pilgrim Investments, Inc,
                                            as its investment manager


                                            By:/s/ Jason Groom
                                               ---------------------------------
                                               Title: Vice President


                                            PILGRIM PRIME RATE TRUST
                                            By Pilgrim Investments, Inc,
                                            as its investment manager


                                            By:/s/ Jason Groom
                                               ---------------------------------
                                               Title: Vice President


                                            STEIN ROE & FARNHAM CLO 1 LTD.,
                                            By Stein Roe & Farnham Incorporated,
                                            As Portfolio Manager


                                            By:
                                               ---------------------------------
                                               Title:


                                            STEIN ROE FLOATING RATE LIMITED
                                            LIABILITY COMPANY


                                            By:
                                               ---------------------------------
                                               Title:


                                            TRAVELERS CORPORATE LOAN FUND


                                            By:/s/ John W. Petchler
                                               ---------------------------------
                                               Title: Second Vice President


                                            TRAVELERS INSURANCE COMPANY


                                            By:/s/ John W. Petchler
                                               ---------------------------------
                                               Title: Second Vice President


                                            VAN KAMPEN PRIME RATE INCOME TRUST
                                            By: Van Kampen Investment
                                            Advisory Corp.


                                            By:
                                               ---------------------------------
                                               Title:


                                            VAN KAMPEN SENIOR FLOATING RATE FUND

                                            By:
                                               ---------------------------------
                                               Title:


                                            VAN KAMPEN SENIOR INCOME TRUST

                                            By:
                                               ---------------------------------
                                               Title:


                                            MAGNATITE ASSET INVESTORS


                                            By:
                                               ---------------------------------
                                               Title: